Acquisition of Group of Assets	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Acquisition of Group of Assets
17. ACQUISITION OF GROUP OF ASSETS
In May 2021, the Group completed an acquisition of 100% participation interest in Oney Bank LLC. The purpose of the acquisition is to equip the Group with the necessary license to enhance the Group’s own financial services offering. The total cash consideration for the transaction amounted to 615. The Group concluded that the acquired set of activities and assets does not constitute a business as substantial fair value of the gross assets acquired is concentrated in a single intangible asset. As a result, the Group reflected this deal as an asset acquisition. On the date of acquisition, the Group recognized the individual identifiable assets acquired and liabilities assumed and allocated 233 to the license intangible assets with indefinite useful life, 375 to cash and cash equivalents, and 7 to non-financial
assets.